Subsequent events	12 Months Ended
Dec. 31, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events [Text Block]

23) Subsequent events

Largo Physical Vanadium Corp.

On February 3, 2022, the Company announced the creation of Largo Physical Vanadium Corp. and a proposed qualifying transaction pursuant to the policies of the TSX Venture Exchange with Column Capital Corp. (the "CPC"), a capital pool company, the terms of which are set out in a non-binding letter of intent dated February 1, 2022 (the "LOI"). Upon completion of the proposed qualifying transaction and associated regulatory approvals amongst other things, it is anticipated that the resulting entity will be named Largo Physical Vanadium Corp. ("LPV") and will become a publicly listed physical vanadium holding company that will purchase and hold physical vanadium, amongst other things, for use in the Company's VCHARGE batteries.